UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

EPIPHANY FUNDS

(Exact name of registrant as specified in charter)

200 N. Mesquite Street, Suite 205, Arlington, TX 76011

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 320-2185

Date of fiscal year end:  10/31

Date of reporting period:  October 31, 2017

Item 1.  Reports to Stockholders.

Epiphany FFV Fund                       Epiphany FFV Strategic Income Fund

Class A shares: EPIAX                     Class A shares: EPVNX

Class I shares: EPICX                       Class I shares: EPVCX

ANNUAL REPORT

October 31, 2017

1-800-320-2185

www.epiphanyfunds.com

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS

OCTOBER 31, 2017 (UNAUDITED)

My Fellow Shareholders:

I would like to wish your family a blessed new year.  As we approach the Feast of the Epiphany, this is a great time to reflect on the economic performance, screening, and proxy voting of the Funds.  We have worked hard to help you are shareholders accomplish our shared mission to invest with purpose.  All of Epiphany’s investment options use the FFV Scorecard® and follow the USCCB Socially Responsible Investment (SRI) guidelines, Church Encyclicals and a rich Church history.

Trinity Fiduciary Partners continues to focus on a process to deliver an excellent investment process for our shareholders and to work through our affiliate, IWP Capital, LLC,  to be a leader in a well-rounded, faith-based investment program. .  We will always consider investment screening and proxy voting our number one our priority list.  Public and corporate awareness of faith-based investing has grown and our niche products benefit from this trend.  We offer portfolios that investors can be proud to own.  Since we have one voice as owners through shareholder advocacy, we plan to push corporate culture with companies in which we invest.

The Markets and Strategy

We offer two funds that are designed to be core holdings that you can invest and forget as an ongoing part of your portfolio.  Epiphany FFV Fund seeks long-term growth of capital and Epiphany FFV Strategic Income seeks income.  With both Funds, you will be investing with purpose.  Below we discuss each of our Funds.  Please see the annual report for more performance reporting.

The US equity market was up more than 23% for the year ended October 31, 2017 as represented by the S&P 500 Index.  Generally, a 10% long-term return for large company stocks is considered a good return for the year.  As reported in last year’s Annual Report, the S&P 500 Index grew less than 5%.  As investors, we are very pleased with this year’s result.  The question now, is should we be nervous for 2018.  Every year, it seems there is a threat on the horizon.  This year is no different and maybe even worse.  After the presidential election, the market took off and never really stopped the whole year.  This growth continued through three Federal Reserve Interest Rate hikes, ongoing geopolitical fighting with North Korea and several terrorist attacks.  The market has been focused on just the good news and promised corporate tax breaks.  The growth was widespread in companies but seemed to favor the larger names.

So how long can this market keep going?  No one knows this answer.  The answer and lesson here is simple and not very exciting.  These Funds fit as a piece of your portfolio.  They are designed to fit as a core piece and will generally invest with the same strategy in most markets.  As with the rest of your portfolio, we recommend you rebalance from time to time.  The timing seems good to look at rebalancing.

1

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

The US bond market was  up less than 1% (.61%) for the one-year period ended October 31, 2017 as represented by the Barclay’s Capital Intermediate Aggregate Bond Index.  As already mentioned in this letter, the Federal Reserve started raised interest rates in 2017.  We believe this trend will continue, as we believe three more rate hikes in 2018. We believe this is good for the bond market long-term, not good for the short run.  Rising interest rates lead to more income when we purchase bonds, however, the bonds that we hold lose value.  We try our best to hold bonds to maturity where we should get the full value no matter how the rate effects the value on paper.  We will continue to invest in preferred stocks for income as well to help the FFV Strategic Income Fund with short term changes in value.

FFV Scorecard®

Faith-based screening is the first step in our investment process for a reason.    As mentioned at the top of this letter, the goal here is to invest with purpose.

The first goal is to invest in companies that do no harm.  Our practice is to never violate this rule.  Investment performance is secondary to this rule. In 2017, we grew our list of company screened names from 7,000 companies to 31,000 companies.  This scope helps us with options for the Funds and to understand the trends in the market.  We focused this year on corporate supply and ownership chains.

The second goal is to invest for the good.  When we have the ability to buy a stock or bond that provides for the common good, we want to try our best to make that investment.  We have always referred to this methodology as investing for the good.  In the institutional investing world, this is called thematic investing.   For FFV Fund, this includes investing in Amazon.  Most people know that Amazon is a tremendous growth story.  In 2017, Amazon announced a new 47,000 square foot, 24/7 facility in their corporate headquarters to house homeless women, children, and their families called Mary’s place. In FFV Strategic Income Fund, we continue to invest in low income housing bonds that help many families.  My fellow shareholders, we will continue to look for these opportunities to make a difference.

Last and quite distinct to Epiphany is what do we do once we own a company.  We are active shareholders.  We vote proxies in line with these values and look for ways to engage with companies.  Experience has taught us that most companies do not set out to do harm.  Companies do not have souls and they are just collections of people.  In most cases, they are not aware.  We want to provide information.  This is a balancing act with screening since you have to be an investor in a company to have a conversation.

The bottom line is that this will always be our first step and independent from investment performance.

2

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

Performance Review (Fiscal Year ending October 31, 2017)

Epiphany FFV Fund (EPVNX)’s one-year return was 22.86% for the one year ended October 31, 2017.  The Fund has underperformed the unscreened S&P 500 Index by less than the expense ratio.  We were very pleased with the performance.  The Fund is very diversified across all sectors listed.  As of October 31, 2017, the Fund has more than 60 holdings.  The Fund will focus on the largest companies in the market that pass the screening.   We plan to invest equally in more companies than we have in the past.  Generally, they may be the top names in the sort, but we leave room for important thematic investments as written about in the screening section of this letter.  The smaller capitalized stocks in the S&P 500 did better than the larger names over the past year which did limit relative performance for the Fund versus the stated benchmark.  We have tested these results and are very pleased with performance and risk in down markets.  We believe that this may increase our performance and lower our risk.  The Fund will also have the future opportunity to talk with more companies, a key focus area this year.  We plan to make this change over the next year when opportunities are available or new money comes into the Fund.

Epiphany FFV Strategic Income (EPINX) outperformed the Barclay’s Capital Intermediate Aggregate Bond Index with a one-year return of 1.49%.  In the long term, the Fund has a flexible and opportunistic investment approach that can shift weightings in asset classes and sectors based on economic conditions.  The goal of the Fund is to provide income while maintaining a focus on quality corporate and mortgage backed securities.  The Fund has maintained an asset allocation underweight in treasuries and overweight in corporate bonds. Preferred securities and dividend paying stocks make up a significant portion of the Fund as part of its fundamental income objective. The strategy of owning preferred securities and dividend paying stocks does present the potential for more volatility than a traditional bond fund as well as the potential for higher returns.  Like the FFV Fund, Strategic Income is planning to make a modest shift in investment process and will pursue thematic investments that are consistent with its investment objective.  In 2018 the Fund plans to seek to invest more in low income housing (currently 2%) that can provide potentially compelling returns and financing for the foundation of every family.  We believe that this allocation will continue to serve the interests of shareholders in 2018.

Thank you for your business.  We have a lot to be thankful for and look forward to the opportunities in this coming year.  We believe that investing and Faith go hand in hand and both are hope filled.

Many blessings to you and your family,

Samuel J. Saladino, III

Epiphany Funds

3

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

Cautionary Statement

Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are forward looking statements which may or may not be accurate over the long term.  While we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate.  Information provided in this letter should not be considered a recommendation to purchase or sell any particular security.

All investments are subject to risk, including the possible loss of capital.  The Funds’ performance may be affected by stock market risk, moral investing risk, foreign company and emerging market risk, concentration risk, socially responsible risk, preferred security risk, portfolio selection risk, political risk, large cap company risk, mid-cap and small cap risk, investment style risk, security risk, and derivatives risk.  The Fund’s fixed income securities are subject to interest rate risk.  If rates increase, the value of the Funds’ investments generally decline.  Investing in foreign securities involves more risks than investing in U.S. securities.  Diversification does not guarantee against risk.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-320-2185 or visiting www.epiphanyfunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-320-2185, or visiting www.epiphanyfunds.com. Read it carefully before investing.

Epiphany Funds are offered by prospectus only.  Prospectuses contain more complete information on advisory fees, distribution charges and other expenses and should be read carefully before investing.  The prospectus or summary prospectus can be obtained by visiting www.epiphanyfunds.com or by calling 1-800-320-2185.  The Epiphany Funds are distributed by Rafferty Capital Markets, LLC.

The gross expense ratio for Epiphany FFV Fund as of its prospectus dated May 30, 2017, as amended on October 1, 2017, were 1.63% for Class A and 1.38% for Class I.  The gross expense ratio for Epiphany FFV Strategic Income Fund were 1.47% for Class A and 1.22% for Class C. The advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2018, to ensure that the net annual fund operating expenses will not exceed the net expense ratio, subject to possible recoupment from the Fund in future years. Results shown reflect the waiver, without which the results could have been lower.  Class A shares have front-end sales charge of up to 5.00%.  Both Class A and Class I shares are subject to a redemption fee of 2.0% on shares held less than 60 days.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The Barclays Capital Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

4

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2017

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	10 Year	SINCE INCEPTION	VALUE
Epiphany FFV Fund - Class A (Formerly Class N)
No Sales Load	22.86%	6.93%	12.07%	6.64%	6.22%	$ 19,200
With Sales Load	16.67%	5.11%	10.92%	6.10%	5.71%	$ 18,233
Epiphany FFV Fund - Class I (Formerly Class C)	22.46%	6.10%	11.21%	N/A	6.95%	$ 19,203
S&P 500 Stock Index *	23.60%	10.75%	15.16%	7.51%	7.98%	$ 22,940

EPIPHANY FFV FUND
Growth of $10,000
25,000
24,000
23,000
22,000
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Class A (Formerly Class N)
Class I (Formerly Class C)
S&P 500

Fund Inception Dates:

Class A (Formerly Class N): January 8, 2007

Class I (Formerly Class C): February 13, 2008

This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class A (Formerly Class N), and February 13, 2008 for Class I (Formerly Class C) shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated May 30, 2017, as amended on October 1, 2017, before waiver/reimbursement were 1.63%, and 1.38% for Class A, and Class I (Formerly Class C), respectively.  The annual operating expenses after waiver/reimbursement were 1.50% and 1.25% for Class A, and Class I (Formerly Class C), respectively.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2017

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	1.49%	1.57%	1.96%	2.97%	$ 12,364
With Sales Load	-3.58%	-0.14%	0.93%	2.24%	$ 11,742
Epiphany FFV Strategic Income Fund - Class I (Formerly Class C)	1.20%	0.98%	1.33%	2.24%	$ 11,743
Barclays Capital Intermediate Aggregate Bond Index *	0.61%	1.97%	1.73%	2.47%	$ 11,937

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Class A (includes Sales Load)
Class I (Formerly Class C)
Barclays Capital Intermediate Aggregate Bond Index

Fund Inception Dates:

Class A: July 28, 2010

Class I (Formerly Class C): July 28, 2010

This chart assumes an initial investment of $10,000 made on the closing of July 28, 2010 for Class A and for Class I (Formerly Class C) shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

Annual operating expenses in the Prospectus dated May 30, 2017, as amended on October 1, 2017, before waiver/reimbursement were 1.47% and 1.22% for Class A and Class I (Formerly Class C), respectively.  The annual operating expenses after waiver/reimbursement were 1.26% and 1.01% for Class A and Class I (Formerly Class C), respectively.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Bloomberg® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Real Estate Investment Trusts, 0.28%
Common Stock, 3.35%
Limited Partnerships, 0.27%
Foreign Government Agencies and Obligations, 2.14%
Preferred Stocks, 17.82%
U.S. Government Agencies and Obligations, 33.31%
Money Market Fund, 4.40%
Municipal Bonds, 6.70%
Corporate Bonds, 31.73%

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2017

Shares		Value

COMMON STOCKS - 95.71%

Air Courier Services - 1.62%
1,512	Fedex Corp.	$ 341,425

Aircraft Engines & Engine Parts - 1.51%
2,660	United Technologies Corp.	318,562

Beverages - 2.92%
2,697	Pepsico, Inc.	297,290
6,891	The Coca-Cola Co.	316,848
		614,138
Biological Products, (No Diagnostic Substances) - 1.50%
1,805	Amgen, Inc.	316,272

Cable & Other Pay Television Services - 2.73%
7,965	Comcast Corp. Class A	286,979
11,313	Twenty-First Century Fox, Inc.	287,916
		574,895
Computer Communications Equipment - 1.61%
9,910	Cisco Systems, Inc.	338,426

Computer & Office Equipment - 1.60%
2,185	International Business Machines Corp.	336,621

Construction Machinery & Equipment - 1.77%
2,750	Caterpillar, Inc.	373,450

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.38%
2,586	Kimberly Clark Corp.	290,951

Crude Petroleum & Natural Gas - 1.56%
5,088	Occidental Petroleum Corp.	328,532

Electric Services - 1.58%
2,139	NextEra Energy, Inc.	331,695

Electronic Computers - 1.60%
1,989	Apple, Inc.	336,221

Finance Services - 1.66%
3,664	American Express Co.	349,985

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares		Value

Fire, Marine & Casualty Insurance - 1.58%
1,774	Berkshire Hathaway, Inc. Class B *	$ 331,632

General Industrial Machinery & Equipment - 1.66%
2,227	Illinois Tool Works, Inc.	348,570

Hospital & Medical Service Plans - 1.65%
1,658	Anthem, Inc.	346,870

Life Insurance - 1.81%
583	Brighthouse Financial, Inc. *	36,251
6,416	MetLife, Inc.	343,769
		380,020
Motor Vehicles & Passenger Car Bodies - 3.24%
25,721	Ford Motor Co.	315,597
8,518	General Motors Co.	366,104
		681,701
National Commercial Banks - 4.66%
4,560	Citigroup, Inc.	335,160
2,412	PNC Financial Services Group, Inc.	329,937
5,792	U.S. Bancorp.	314,969
		980,066
Oil & Gas Field Services, NEC - 1.27%
4,183	Schlumberger Ltd.	267,712

Perfumes, Cosmetics, & Other Toilet Preparations - 1.47%
4,382	Colgate-Palmolive Co.	308,712

Petroleum Refining - 3.16%
3,933	Exxon Mobil Corp.	327,815
3,711	Phillips 66	337,998
		665,813
Pharmaceutical Preparations - 2.83%
5,081	Zoetis, Inc.	324,269
672	Regeneron Pharmaceuticals, Inc. *	270,561
		594,830
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 1.84%
5,353	DowDuPont, Inc.	387,075

Radio & TV Broadcasting & Communications Equipment - 1.41%
5,799	Qualcomm, Inc.	295,807

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares		Value

Railroads, Line-Haul Operating - 1.69%
3,077	Union Pacific Corp.	$ 356,286

Retail-Catalog & Mail-Order Houses - 1.67%
318	Amazon.com, Inc. *	351,479

Retail-Drug Stores & Proprietary Stores - 1.09%
3,446	Walgreens Boots Alliance, Inc.	228,366

Retail-Eating Places - 1.61%
2,033	McDonalds Corp.	339,328

Retail-Lumber & Other Building Materials Dealers - 3.15%
2,053	The Home Depot, Inc.	340,346
4,022	Lowe's Companies, Inc.	321,559
		661,905
Retail-Variety Stores - 1.45%
1,892	Costco Wholesale Corp.	304,763

Security Brokers, Dealers & Flotation Companies - 3.19%
736	BlackRock, Inc.	346,531
6,498	Morgan Stanley	324,900
		671,431
Security & Commodity Brokers, Dealers, Exchanges & Services - 1.79%
3,340	CBOE Holdings, Inc.	377,620

Semiconductors & Related Devices - 5.43%
8,651	Intel Corp.	393,534
1,826	NVIDIA Corp.	377,635
3,830	Texas Instruments, Inc.	370,323
		1,141,492
Services-Business Services, NEC - 6.45%
2,427	Accenture Plc. (Ireland)	345,508
2,517	Mastercard, Inc.	374,454
154	The Priceline Group, Inc. *	294,442
3,106	Visa, Inc.	341,598
		1,356,002
Services-Commercial Physical & Biological Research - 1.24%
2,311	Incyte Corp. *	261,721

Services-Computer Processing & Data Preparations - 1.55%
2,799	Automatic Data Processing, Inc.	325,412

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares		Value

Services-Computer Programming Services - 1.62%
4,515	Cognizant Technology Solutions Corp.	$ 341,650

Services-Computer Programming, Data Processing, Etc. - 1.57%
1,830	Facebook, Inc. *	329,510

Services-Prepackaged Software - 2.04%
2,176	Micro Focus International Plc. (United Kingdom) *	76,008
3,447	Salesforce.com, Inc. *	352,766
		428,774
Services-Video Tape Rental - 1.62%
1,737	Netflix, Inc. *	341,199

Surgical & Medical Instruments & Apparatus - 3.25%
1,521	3M Co.	350,119
2,154	Stryker Corp.	333,590
		683,709
Telephone Communications ( No Radiotelephone) - 2.78%
8,183	AT&T Corp.	275,358
6,452	Verizon Communications, Inc.	308,857
		584,215
Trucking & Courier Services (No Air) - 1.57%
2,812	United Parcel Service, Inc. Class B	330,494

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.33%
2,025	McKesson Corp.	279,207

TOTAL FOR COMMON STOCKS (Cost $16,968,251) - 95.71%		20,134,544

REAL ESTATE INVESTMENT TRUSTS - 2.95%
1,571	Public Storage	325,590
1,901	Simon Property Group, Inc.	295,282
		620,872

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $705,192) - 2.95%		620,872

TOTAL INVESTMENTS (Cost $17,673,443) - 98.66%		20,755,416

OTHER ASSETS LESS LIABILITIES, NET - 1.34%		282,376

NET ASSETS - 100.00%		$21,037,792

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2017

Shares/ Principal		Value

COMMON STOCKS - 3.36%

Abrasive Asbestos & Miscellaneous Nonmetallic Mineral Products - 0.10%
324	Owens Corning	$ 26,792
Air Transportation, Scheduled - 0.09%
454	Delta Air Lines, Inc.	22,714

Apparel & Other Finished Products of Fabrics & Similar Material - 0.08%
225	Carter's, Inc.	21,764

Auto Controls for Regulating Residential & Commercial Environments & Appliances - 0.08%
224	Ingersoll-Rand PLC. (Ireland)	19,846

Beverages - 0.07%
214	Dr. Pepper Snapple Group, Inc.	18,331

Biological Products (No Diagnostic Substances) - 0.07%
96	Amgen, Inc.	16,821

Computer Storage Devices - 0.12%
371	NetApp, Inc.	16,480
168	Western Digital Corp.	14,997
		31,477
Electric & Other Services Combined - 0.08%
320	WEC Energy Group, Inc.	21,565

Electric Services - 0.14%
142	NextEra Energy, Inc.	22,020
171	Pinnacle West Capital Corp.	14,998
		37,018
Fire, Marine & Casualty Insurance - 0.08%
202	American Financial Group, Inc.	21,309

Food & Kindred Products - 0.09%
372	B&G Foods, Inc. Class A	11,830
255	Campbell Soup Co.	12,079
		23,909
Grain Mill Products - 0.06%
129	Ingredion, Inc.	16,170

Hospital & Medical Service Plans - 0.07%
103	Aetna, Inc.	17,513

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Household Appliances - 0.05%
84	Whirlpool Corp.	$ 13,770

Life Insurance - 0.09%
35	Brighthouse Financial, Inc. *	2,176
393	MetLife, Inc.	21,057
		23,233
Mens & Boys Furnishings Work Clothing & Allied Garments - 0.07%
278	V.F. Corp.	19,363

Motor Vehicle Parts & Accessories - 0.09%
137	Lear Corp.	24,056

National Commercial Banks - 0.19%
358	Comerica, Inc.	28,128
164	The PNC Financial Services Group, Inc.	22,434
		50,562
Natural Gas Distribution - 0.08%
241	Atmos Energy Corp.	21,025

Natural Gas Transmission & Distribution - 0.08%
389	Oneok, Inc.	21,111

Oil & Gas Field Services, NEC - 0.05%
327	Halliburton Co.	13,976

Optical Instruments & Lenses - 0.08%
191	KLA-Tencor Corp.	20,798

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.08%
168	Zimmer Biomet Holdings, Inc.	20,432

Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.15%
246	DowDuPont Inc.	17,788
249	Eastman Chemical Co.	22,612
		40,400
Railroads, Line-Haul Operating - 0.08%
182	Union Pacific Corp.	21,074

Retail-Apparel & Accessory Stores - 0.06%
727	Hanesbrands, Inc.	16,358

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Retail-Drug Stores & Proprietary Stores - 0.05%
186	CVS Health Corp.	$ 12,747

Retail-Family Clothing Stores - 0.05%
199	TJX Companies, Inc.	13,890

Retail-Grocery Stores - 0.04%
507	The Kroger Co.	10,495

Retail-Radio TV & Consumer Electronics Store - 0.08%
391	Best Buy Co., Inc.	21,888

Retail-Variety Stores - 0.08%
358	Target Corp.	21,136

Semi-Conductors & Related Devices - 0.06%
64	Broadcom Ltd. Class A (Singapore)	16,890

Services-Business Services, NEC - 0.15%
163	Accenture PLC. Class A (Ireland)	23,205
199	Broadridge Financial Solutions, Inc.	17,098
		40,303
Services-Help Supply Services - 0.07%
148	Manpower Group, Inc.	18,245

Special Industry Machinery, NEC - 0.10%
130	Lam Research Corp.	27,114

State Commercial Banks - 0.19%
687	Citizens Financial Group, Inc.	26,113
245	State Street Corp.	22,540
		48,653
Surgical & Medical Instruments & Apparatus - 0.07%
75	3M Co.	17,264

Water Supply - 0.09%
257	American Water Works Co., Inc.	22,554

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.05%
205	Cardinal Health, Inc.	12,690

TOTAL FOR COMMON STOCKS (Cost $695,070) - 3.36%		885,256

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

CORPORATE BONDS - 31.81%

Asset-Backed Securities - 3.15%
250,000	Bank of America Corp. 5.875%, 01/05/2021	$ 276,157
250,000	Discover Bank, Greenwood, DE 7.00%, 4/15/2020	276,202
275,000	Key Bank NA 4.625%, 6/15/2018	279,287
		831,646
Canned, Frozen & Preserved Fruit, Vegetable & Food Specialties - 0.96%
250,000	Kraft Heinz Foods Co. 2.80%, 07/02/2020	253,229

Commercial Banks, NEC - 0.76%
200,000	Barclays Plc. 3.65%, 03/16/2025	200,752

Computer & Office Equipment - 1.00%
250,000	IBM Corp. 3.625%, 02/12/2024	263,474

Crude Petroleum & Natural Gas - 1.18%
200,000	Apache Corp. Sr Nt 3.625%, 02/01/2021	205,937
100,000	Devon Energy Corp. 6.30%, 01/15/2019	104,127
		310,064
Drilling Oil & Gas Wells - 0.67%
175,000	Transocean Inc. 6.00%, 03/15/2018 (Cayman Islands)	177,345

Fire, Marine & Casualty Insurance - 2.03%
250,000	American International Group, Inc. 4.875%, 06/01/2022	273,734
250,000	CNA Financial Corp. 3.95%, 05/15/2024	260,392
		534,126
Hospital & Medical Service Plans - 2.73%
250,000	Aetna, Inc. 2.80%, 06/15/2023	248,439
200,000	Anthem, Inc. 7.00%, 02/15/2019	212,624
250,000	Humana, Inc. 3.95%, 03/15/2027	258,193
		719,256
Miscellaneous Business Credit Institution - 1.92%
250,000	Ford Motor Credit Co. 4.375%, 08/06/2023	264,757
250,000	Ford Motor Credit Co. 3.35%, 05/20/2026	240,294
		505,051
National Commercial Banks - 3.01%
250,000	Citigroup Inc. 4.5% 1/14/2022	267,891
200,000	Huntington National Bank 2.20%, 04/19/2019	200,748
60,000	PNC Financial Services Group, Inc. 6.75%, 12/31/2049 **	67,500
225,000	Suntrust Banks, Inc. 6.00%, 02/15/2026	257,197
		793,336

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Operative Builders - 1.86%
283,000	D.R. Horton, Inc. 3.75%, 03/01/2019	$ 287,592
200,000	Toll Brothers Finance Corp. 4.00%, 12/31/2018	203,000
		490,592
Optical Instruments & Lenses - 0.93%
225,000	KLA-Tencor Corp. 4.65%, 11/01/2024	245,092

Paper Mills - 1.19%
300,000	International Paper 3.65% 06/15/2024	313,093

Pipelines (No Natural Gas) - 0.98%
150,000	Buckeye Partners, L.P. 5.50%, 08/15/2019	157,376
100,000	Buckeye Partners, L.P. 2.65%, 11/15/2018	100,625
		258,001
Pharmaceutical Preparations - 1.08%
275,000	Abbott Laboratories 3.75%, 11/30/2026	283,661

Real Estate Investment Trusts - 0.14%
34,000	HCP, Inc. 5.375%, 02/01/2021	36,834

Retail-Auto & Home Supply Stores - 0.95%
250,000	Autozone, Inc. 3.25%, 04/15/2025	251,271

Retail-Drug Stores & Propietary Stores - 0.85%
225,000	CVS Health Corp. 2.75%, 12/01/2022	224,030

Retail-Grocery Stores - 0.95%
250,000	The Kroger Co. 2.60%, 02/01/2021	250,983

Security Brokers, Dealers & Flotation Companies - 1.99%
250,000	Goldman Sachs Group, Inc. 4.00%, 03/03/2024	263,724
250,000	Morgan Stanley 3.75%, 02/25/2023	261,423
		525,147
Services-Business Services, NEC - 1.25%
250,000	Visa, Inc. 2.80%, 12/14/2022	254,703
75,000	Western Union Co. 3.35%, 05/22/2019	76,201
		330,904
Services-Personal Services - 0.91%
230,000	Block Financial LLC. 4.125%, 10/01/2020	238,757

State Commercial Banks - 0.38%
100,000	HSBC USA, Inc. 2.625%, 09/24/2018	100,804

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Telephone Communications (No Radio Telephone) - 0.94%
250,000	AT&T, Inc. 3.90%, 08/14/2027	$ 249,000

TOTAL FOR CORPORATE BONDS (Cost $8,292,923) - 31.81%		8,386,448

LIMITED PARTNERSHIPS - 0.27%

Bituminous Coal & Lignite Surface Mining - 0.06%
525	Alliance Holdings GP L.P.	14,558

Pipelines (No Natural Gas) - 0.16%
658	Energy Transfer Partners L.P.	11,456
557	Enterprise Products Partners L.P.	13,647
271	Magellan Midstream Partners L.P.	18,620
		43,723
Wholesale-Petroleum Bulk Stations & Terminals - 0.05%
773	Global Partners L.P.	13,721

TOTAL FOR LIMITED PARTNERSHIPS (Cost $76,074) - 0.27%		72,002

MUNICIPAL BONDS - 6.71%

Delaware - 0.22%
60,000	Delaware State Housing Authority 2.75%, 12/01/2041	59,110

Kentucky - 0.96%
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	254,180

Illinois - 1.05%
265,000	Cook County IL Cmty High School Dist #229 3% 12/01/2020	276,546

Maryland - 0.93%
245,000	Maryland State Community Development 3.242%, 09/01/2048	245,262

Massachusetts - 1.36%
105,000	Massachusetts Housing Finance Agency 3.279%, 12/01/2020	106,752
235,000	Massachusetts State Housing Finance Agency 4.00%, 06/01/2039	251,022
		357,774
North Carolina - 0.06%
15,000	North Carolina State Housing 4.00%, 01/01/ 2034	15,164

Pennsylvania - 0.81%
200,000	Pennsylvania State High Education Facililities Authority 4.00%, 06/15/2023	213,202

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Washington - 1.32%
100,000	King County Washington School District #411 Issaquah 1.293%, 12/01/2018	$ 99,654
250,000	Port Camas Washougal Washington 2.00%, 12/01/2019	248,810
		348,464

TOTAL FOR MUNICIPAL BONDS (Cost $1,756,011) - 6.71%		1,769,702

PREFERRED SECURITIES - 17.87%

Accident & Health Insurance - 1.57%
8,057	Aflac 5.5% 09/15/2052 PFD	203,520
7,249	PartnerRe Ltd. Series H PFD 7.25%, 12/31/2049 (Bermuda)	211,091
		414,611
Cutlery, Handtools & General Hardware - 0.78%
8,052	Stanley Black & Decker, Inc. PFD 5.75%, 07/25/2052	204,360

Electric Services - 0.78%
7,642	The Southern Co. PFD 6.25%, 10/15/75	206,181

Electric & Other Services Combined - 1.24%
4,750	Duke Energy Corp. PFD 5.125%, Perpetual	121,505
7,974	Interstate Power & Light Co. PFD 5.10%, 12/31/2049	204,294
		325,799
Fire, Marine & Casualty Insurance - 2.15%
2,258	Arch Capital Group Ltd. PFD 6.75%, 12/31/2049 (Bermuda)	57,263
6,000	RenaissanceRe Holdings Ltd. PFD 5.375% Series E	153,600
7,610	The Allstate Corp. PFD 6.625%, 12/31/2049	204,176
5,970	Validus Holdings, Ltd. Series B PFD 5.80%, Perpetual (Bermuda)	150,862
		565,901
Life Insurance - 1.37%
6,128	Aegon N.V. PFD 6.50%, 12/31/2049 (Netherlands)	159,634
7,952	Prudential Financial, Inc. PFD 5.75%, 15/15/2032	202,140
		361,774
Investment Advice - 0.62%
5,916	KKR & Co. L.P. PFD 6.75%, 12/31/2049	162,631

National Commercial Banks - 2.28%
8,105	BB&T Corp. PFD 5.625%, 12/31/2049	207,002
7,587	Citigroup, Inc. PFD 6.875%, 02/12/2019	204,773
7,443	Suntrust Banks, Inc. PFD 5.875%, Perpetual	190,466
		602,241
Office Machines, NEC - 0.76%
7,773	Pitney Bowes, Inc. PFD 6.70%, 03/07/2043	199,844

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Real Estate Investment Trusts- 1.92%
4,132	Annaly Capital Management, Inc. Series C PFD 7.625%, 12/31/2049	$ 104,870
7,911	PS Business Parks, Inc., PFD 5.25%, 09/21/2022	198,962
8,000	Public Storage Series G, PFD 5.05%, Perpetual	202,640
		506,472
Security Brokers, Dealers & Flotation Companies - 0.82%
7,921	The Charles Schwab Corp. 5.95%, 12/31/2049	217,035

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.58%
5,930	BGC Partners, Inc. PFD 8.125%, 06/15/2042	153,883

Services-Business Services, NEC - 0.63%
6,500	Allied Capital Corp. PFD 6.875%, 04/15/2047	165,880

State Commercial Banks - 1.57%
8,183	Bank of NY Mellon Corp. PFD 5.20%, 12/31/2049	206,539
8,229	State Street Corp. PFD 5.25%, 12/31/2049	207,206
		413,745
Transportation Services - 0.80%
8,130	GATX Corp. PFD 5.625%, 05/30/2066	211,787

TOTAL FOR PREFERRED SECURITIES (Cost $4,656,957) - 17.87%		4,712,144

REAL ESTATE INVESTMENT TRUSTS - 0.28%
194	CoreSite Realty Corp.	21,485
231	Equity Residential	15,537
599	Omega Healthcare Investors, Inc.	17,287
279	Welltower, Inc.	18,682
		72,991

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $62,597) - 0.28%		72,991

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 33.39%

Federal Farm Credit Banks - 4.15%
250,000	Federal Farm Credit Banks 2.14%, 11/01/2021	249,706
300,000	Federal Farm Credit Banks 2.62%, 03/28/2025	297,244
300,000	Federal Farm Credit Banks 2.85%, 04/24/2025	299,323
250,000	Federal Farm Credit Banks 3.12%, 11/01/2027	249,272
		1,095,545

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

Federal Home Loans Banks - 4.88%
150,000	Federal Home Loans Banks 1.35%, 11/26/2019	$ 148,670
300,000	Federal Home Loans Banks 2.09%, 07/19/2024	288,912
250,000	Federal Home Loans Banks 2.25%, 10/24/2022	249,296
300,000	Federal Home Loans Banks 2.50%, 05/30/2023	302,341
300,000	Federal Home Loans Banks 2.97%, 01/23/2026	297,385
		1,286,604
Federal Home Loans Mortgage Corporation - 3.80%
269,627	Federal Home Loan Mortgage Credit Multifamily Structured Certs1.583%, 04/25/2022	266,470
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	152,149
111,769	Federal Home Loan Mortgage Credit Class AC CMO 2.25%, 02/15/2028	110,808
1,105	Federal Home Loan Mortgage Credit Pool #1B4069 3.50%, 05/01/2038 ***	1,154
21,157	Federal Home Loan Mortgage Credit Pool #407172 3.22%, 09/01/2022 ***	21,204
1,775	Federal Home Loan Mortgage Credit Pool #755028 3.259%, 11/01/2018 ***	1,779
3,982	Federal Home Loan Mortgage Credit Pool #845590 2.651%, 01/01/2024 ***	3,999
7,928	Federal Home Loan Mortgage Credit Pool #845965 3.086%, 01/01/2024 ***	8,146
220,766	Federal Home Loan Mortgage Gold Pool #G08705 3.00%, 05/01/2046	221,306
208,863	Federal Home Loan Mortgage Gold Pool #G08706 3.50%, 05/01/2046	214,859
		1,001,874
Federal National Mortgage Associations - 6.76%
150,000	Federal National Mortgage Association 1.40%, 08/28/2020	147,703
300,000	Federal National Mortgage Association 2.125%, 04/24/2026	291,088
225,000	Federal National Mortgage Association 2.625%, 09/06/2024	229,684
59,561	Federal National Mortgage Association Pool #462285 3.325%, 06/01/2036***	59,902
5,308	Federal National Mortgage Association Pool #551037 2.604%, 11/01/2020***	5,314
34,642	Federal National Mortgage Association Pool #745776 3.603%, 07/01/2036***	36,608
6,295	Federal National Mortgage Association Pool #791573 3.295%, 08/01/2034***	6,610
45,049	Federal National Mortgage Association Pool #883017 3.415%, 06/01/2036***	47,268
37,536	Federal National Mortgage Association Pool #888386 3.042%, 03/01/2038***	39,634
2,987	Federal National Mortgage Association Pool #995350 3.237%, 09/01/2038***	3,117
294,173	Federal National Mortgage Association Pool #AN2263 2.29%, 04/01/2025	287,639
201,311	Federal National Mortgage Association Pool #AY0822 2.50%, 04/01/2045	194,477
217,222	Federal National Mortgage Association Pool #BA3805 3.00%, 05/01/2046	217,467
213,520	Federal National Mortgage Association Pool #MA2643 3.00%, 05/01/2036	217,038
		1,783,549
Federal National Mortgage Associations Collateralized Mortgage Obligations - 9.86%
96,464	FNA 2013-M9 Class ASQ2 CMO 1.8248%, 06/25/2018	96,382
238,549	FNR 2012-30 Dc 2.00%, 08/25/2036	237,313
251,903	FNR 2012-99 Class AV Mtg. 3.00%, 08/25/2036	252,182
254,983	FNR 2012-120 Class PA Mtg. 3.50%, 10/25/2042 **	265,292
214,072	FNR 2012-112 Da 3.00%, 10/25/2042	218,612
246,629	FNR 4447 Pa Mtge 3.00%, 12/15/2044	251,452

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2017.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

381,645	FNR 2015-58 Jp 2.50%, 03/25/2037	$ 382,071
262,286	FNR 2012-134 Class VP CMO Mtg. 3.00%, 10/25/2042 **	261,043
75,434	FNR 2013-124 Class BD CMO 2.50%, 12/25/2028	75,802
78,329	FNR 2013-41 Class AE CMO 2.00%, 07/25/2037	78,185
250,000	FNR 2015-67 Class QV CMO Mtg. 3.00%, 12/25/2040	250,160
232,451	FNS 416 Class A300 Mtg. 3.00%, 11/25/2042	230,724
		2,599,218
Government National Mortgage Associations - 2.91%
9,095	Government National Mortgage Association Pool #008062 2.25%, 10/20/2022 ***	9,292
28,803	Government National Mortgage Association Pool #008120 2.375%, 01/20/2023 ***	29,422
5,183	Government National Mortgage Association Pool #008228 2.125%, 07/20/2023 ***	5,276
4,969	Government National Mortgage Association Pool #008259 2.125%, 08/20/2023 ***	5,060
18,797	Government National Mortgage Association Pool #008350 2.375%, 01/20/2024 ***	19,265
3,561	Government National Mortgage Association Pool #008375 2.375%, 02/20/2024 ***	3,651
4,287	Government National Mortgage Association Pool #008395 2.375%, 03/20/2024 ***	4,397
1,935	Government National Mortgage Association Pool #008410 2.625%, 04/20/2024 ***	1,986
4,161	Government National Mortgage Association Pool #008421 2.625%, 05/20/2024 ***	4,272
3,546	Government National Mortgage Association Pool #008502 2.125%, 09/20/2024 ***	3,626
5,527	Government National Mortgage Association Pool #008503 2.125%, 09/20/2024 ***	5,649
4,697	Government National Mortgage Association Pool #008565 2.25%, 12/20/2024 ***	4,831
8,367	Government National Mortgage Association Pool #008567 2.50%, 12/20/2024 ***	8,614
18,851	Government National Mortgage Association Pool #008595 2.375%, 02/20/2025 ***	19,383
4,254	Government National Mortgage Association Pool #008660 2.125%, 07/20/2025 ***	4,357
11,423	Government National Mortgage Association Pool #080450 2.125%, 09/20/2030 ***	11,679
36,987	Government National Mortgage Association Pool #080524 2.125%, 07/20/2031 ***	38,160
40,355	Government National Mortgage Association Pool #080569 2.375%, 01/20/2032 ***	41,882
5,081	Government National Mortgage Association Pool #080659 2.25%, 12/20/2032 ***	5,278
53,123	Government National Mortgage Association Pool #081113 2.25%, 10/20/2034 ***	55,341
28,866	Government National Mortgage Association Pool #081727 2.125%, 7/20/2036 ***	29,964
37,586	Government National Mortgage Association Pool #082903 2.50%, 08/20/2041	38,538
73	Government National Mortgage Association Pool #314616 8.50%, 04/15/2022	73
778	Government National Mortgage Association Pool #335228 7.50%, 12/15/2023	787
209	Government National Mortgage Association Pool #352081 7.00%, 09/15/2023	221
1,281	Government National Mortgage Association Pool #352837 6.50%, 01/15/2024	1,418
920	Government National Mortgage Association Pool #353946 7.00%, 02/15/2024	922
201	Government National Mortgage Association Pool #426033 6.50%, 04/15/2026	223
7,427	Government National Mortgage Association Pool #460203 7.00%, 04/15/2028	8,020
165,736	Government National Mortgage Association Series 2012-047 Cl Va 3.50%, 07/23/2023	171,838
250,000	Government National Mortgage Association Series 2012-113 Cl Py 2.50%, 09/20/2042 **	234,567
		767,992
U.S Government Agency - 0.98%
250,000	Tennessee Valley Authority 2.875%, 9/15/2024	257,878

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2017.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2017

Shares/ Principal		Value

U.S. Small Business Administration - 0.05%
12,874	U.S. Small Business Admin Pool #508527 3.575%, 02/25/2018	$ 12,855

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $8,922,392) - 33.39%		8,805,515

FOREIGN GOVERNMENT AGENCIES AND OBLIGATIONS - 2.14%

Foreign Government Bonds (Mexico) - 2.14%
275,000	United Mexican States 3.60%, 01/30/2025	278,438
275,000	United Mexican States 3.625%, 03/15/2022	286,550
		564,988

TOTAL FOR FOREIGN GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $564,110) - 2.14%		564,988

MONEY MARKET FUND - 4.41%
1,163,296	Fidelity Institutional Money Market Portfolio 0.30% **	1,163,296

TOTAL FOR MONEY MARKET FUND (Cost $1,163,296) - 4.41%		1,163,296

TOTAL INVESTMENTS (Cost $26,189,430) - 100.24%		26,432,342

OTHER ASSETS LESS LIABILITIES, NET - (0.24)%		(64,271)

NET ASSETS - 100.00%		$26,368,071

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2017

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund
Investments in Securities, at Value
(Cost $17,673,443; & $26,189,430, respectively)	$ 20,755,416	$ 26,432,342
Receivables:
Portfolio Securities Sold	334,900	-
Dividends and Interest	28,197	129,935
Shareholder Subscriptions	9,000	334,994
Prepaid Expenses	16,212	17,252
Total Assets	21,143,725	26,914,523
Liabilities:
Payables:
Portfolio Securities Purchased	-	500,000
Shareholder Redemptions	-	23,897
Advisory Fees	4,330	2,797
Administrative Fees	1,823	1,560
Distribution Fees	3,598	1,109
Due to Custodian	79,921	-
Trustee Fees	1,407	1,250
Accrued Expenses	14,854	15,839
Total Liabilities	105,933	546,452
Net Assets	$ 21,037,792	$ 26,368,071

Net Assets Consist of:
Paid In Capital	$ 14,972,225	$ 26,038,644
Accumulated Undistributed Net Investment Income	585	43,948
Accumulated Undistributed Realized Gain (Loss) on Investments	2,983,009	42,567
Unrealized Appreciation in Value of Investments	3,081,973	242,912
Net Assets	$ 21,037,792	$ 26,368,071

Net Asset Value Per Share

Class A
Net Assets	$ 13,609,159	$ 25,479,427
Shares of beneficial interest outstanding	1,017,291	2,439,900
Net asset value per share	$ 13.38	$ 10.44
Redemption price per share (a)	$ 13.11	$ 10.23
Offering price per share (maximum sales charge of 5.00%)	$ 14.08	$ 10.99

Class I *
Net Assets	$ 7,428,633	$ 888,644
Shares of beneficial interest outstanding	567,393	83,568
Net asset value per share	$ 13.09	$ 10.63
Redemption price per share (a)	$ 12.83	$ 10.42

(a)  A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.

* Effective May 30, 2017, Class C shares were reclassified Class I shares.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF OPERATIONS

For the year ended OCTOBER 31, 2017

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund
Investment Income:
Dividends	$ 556,916	$ 268,887
Interest	1,633	544,758
Total Investment Income	558,549	813,645

Expenses:
Advisory Fees	190,568	130,780
Distribution Fees:
Class A	45,580	63,357
Class I *	41,441	6,523
Transfer Agent	46,359	44,180
Administrative	18,063	17,653
Registration	31,878	34,333
Audit	14,949	15,360
Shareholder Service (Non 12b-1)	17,873	23,727
Legal	26,873	27,092
Custody	11,850	13,528
Printing	5,537	6,160
Insurance	3,360	4,806
Compliance Officer	11,240	11,240
Trustee	15,500	15,312
Other	6,080	6,575
Total Expenses	487,151	420,626
Fees Waived and Reimbursed by the Adviser	(80,961)	(87,099)
Net Expenses	406,190	333,527

Net Investment Income	152,359	480,118

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments (b)	2,985,760	216,059
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,069,470	(229,249)
Net Realized and Unrealized Gain (Loss) on Investments	5,055,230	(13,190)

Net Increase in Net Assets Resulting from Operations	$ 5,207,589	$ 466,928

(b)  Includes $38,921 in capital gain distributions from portfolio companies for the Epiphany FFV Strategic Income Fund.

* Effective May 30, 2017, Class C shares were reclassified Class I shares.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2017	10/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 152,359	$ 85,567
Net Realized Gain on Investments	2,985,760	397,918
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,069,470	(848,046)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,207,589	(364,561)

Distributions to Shareholders from:
Net Investment Income:
Class A	(113,626)	(83,713)
Class I (formerly Class C) *	(8,571)	(2,963)
Realized Gains:
Class A	(292,207)	(1,181,132)
Class I (formerly Class C) *	(105,695)	(368,521)
Return of Capital:
Class A	-	(42,168)
Net Change in Net Assets from Distributions	(520,099)	(1,678,497)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class A	3,200,458	4,117,120
Class I (formerly Class C) *	360,010	477,749
Shares Issued on Reinvestment of Dividends
Class A	381,760	1,221,595
Class I (formerly Class C) *	114,118	369,829
Cost of Shares Redeemed:
Class A	(12,959,218)	(6,743,671)
Class I (formerly Class C) *	(1,157,932)	(789,647)
Redemption Fees	6,521	579
Net Decrease from Shareholder Activity	(10,054,283)	(1,346,446)

Net Assets:
Net Decrease in Net Assets	(5,366,793)	(3,389,504)
Beginning of Year	26,404,585	29,794,089
End of Year (Including Accumulated Undistributed Net
Investment Income of $585 and $0, respectively)	$ 21,037,792	$ 26,404,585

Share Activity
Class A:
Shares Sold	266,163	373,174
Shares Reinvested	32,219	111,221
Shares Redeemed	(1,048,794)	(620,987)
Net Decrease in Shares of Beneficial Interest Outstanding	(750,412)	(136,592)

Class I (formerly Class C) *:
Shares Sold	31,877	43,706
Shares Reinvested	10,015	34,403
Shares Redeemed	(95,850)	(73,237)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(53,958)	4,872

* Effective May 30, 2017, Class C shares were reclassified Class I shares.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2017	10/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 480,118	$ 488,781
Net Realized Gain (Loss) on Investments	216,059	(159,546)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(229,249)	223,127
Net Increase in Net Assets Resulting from Operations	466,928	552,362

Distributions to Shareholders from:
Net Investment Income:
Class A	(467,005)	(464,793)
Class I (formerly Class C) *	(699)	(3,432)
Net Change in Net Assets from Distributions	(467,704)	(468,225)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class A	15,515,074	6,986,014
Class I (formerly Class C) *	464,926	317,317
Shares Issued on Reinvestment of Dividends
Class A	431,401	414,748
Class I (formerly Class C) *	635	3,215
Cost of Shares Redeemed:
Class A	(14,426,820)	(5,483,125)
Class I (formerly Class C) *	(727,909)	(106,587)
Redemption Fees	8,990	475
Net Increase from Shareholder Activity	1,266,297	2,132,057

Net Assets:
Net Increase in Net Assets	1,265,521	2,216,194
Beginning of Year	25,102,550	22,886,356
End of Year (Including Accumulated Undistributed Net
Investment Income of $43,948 and $42,534, respectively)	$ 26,368,071	$ 25,102,550

Share Activity:

Class A:
Shares Sold	1,493,788	666,781
Shares Reinvested	41,442	39,611
Shares Redeemed	(1,382,483)	(521,599)
Net Increase in Shares of Beneficial Interest Outstanding	152,747	184,793

Class I (formerly Class C) *:
Shares Sold	44,222	30,537
Shares Reinvested	61	312
Shares Redeemed	(69,264)	(10,235)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(24,981)	20,614

* Effective May 30, 2017, Class C shares were reclassified Class I shares.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2017	10/31/2016	10/31/2015(a)	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year	$ 11.12	$ 11.88	$ 12.85	$ 12.82	$ 10.27

Income From Investment Operations:
Net Investment Income *	0.08	0.05	0.04	0.03	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	2.43	(0.15)	0.03	1.49	2.74
Total from Investment Operations	2.51	(0.10)	0.07	1.52	2.81

Distributions:
From Net Investment Income	(0.08)	(0.04)	(0.08)	(0.05)	(0.08)
From Net Realized Gain	(0.17)	(0.60)	(0.96)	(1.44)	(0.18)
Return of Capital	-	(0.02)	-	-	-
Total from Distributions	(0.25)	(0.66)	(1.04)	(1.49)	(0.26)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 13.38	$ 11.12	$ 11.88	$ 12.85	$ 12.82

Total Return **	22.86%	(0.72)%	0.25%	12.96%	27.97%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$13,609	$ 19,657	$ 22,619	$ 19,283	$13,952
Before Waiver
Ratio of Expenses to Average Net Assets	1.82%	1.68%	1.68%	1.60%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.30%	0.18%	0.16%	(0.11%)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.48%	0.36%	0.26%	0.59%
Portfolio Turnover	97%	63%	81%	70%	83%

(a)  On June 1, 2015, Class N shares were renamed Class A shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

CLASS I (FORMERLY CLASS C)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2017(a)	10/31/2016	10/31/2015	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year	$ 10.86	$ 11.64	$ 12.68	$ 12.71	$ 10.19

Income From Investment Operations:
Net Investment Income (Loss) *	0.04	(0.03)	(0.05)	(0.06)	(0.07)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.37	(0.15)	(0.03)	1.47	2.77
Total from Investment Operations	2.41	(0.18)	(0.08)	1.41	2.70

Distributions:
From Net Investment Income	(0.01)	- ***	-	-	(0.01)
From Net Realized Gain	(0.17)	(0.60)	(0.96)	(1.44)	(0.17)
Total from Distributions	(0.18)	(0.60)	(0.96)	(1.44)	(0.18)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 13.09	$ 10.86	$ 11.64	$ 12.68	$ 12.71

Total Return **	22.46%	(1.46)%	(1.03)%	12.16%	27.01%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,429	$ 6,748	$ 7,175	$ 7,345	$ 6,524
Before Waiver
Ratio of Expenses to Average Net Assets	2.15%	2.43%	2.42%	2.35%	2.59%
Ratio of Net Investment Loss to Average Net Assets	0.03%	(0.45%)	(0.56%)	(0.58%)	(0.89%)
After Waiver
Ratio of Expenses to Average Net Assets	1.82%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	(0.27%)	(0.39%)	(0.47%)	0.55%
Portfolio Turnover	97%	63%	81%	70%	83%

(a) Effective May 30, 2017, Class C shares were reclassified Class I shares.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2017	10/31/2016	10/31/2015 (a)	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year	$ 10.48	$ 10.45	$ 10.62	$ 10.37	$ 10.51

Income From Investment Operations:
Net Investment Income *	0.19	0.21	0.17	0.20	0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.04)	0.02	(0.07)	0.24	(0.19)
Total from Investment Operations	0.15	0.23	0.10	0.44	0.09

Distributions:
From Net Investment Income	(0.19)	(0.20)	(0.25)	(0.19)	(0.21)
From Net Realized Gain	-	-	(0.02)	-	(0.02)
Total from Distributions	(0.19)	(0.20)	(0.27)	(0.19)	(0.23)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.44	$ 10.48	$ 10.45	$ 10.62	$ 10.37

Total Return **	1.49%	2.25%	0.97%	4.23%	0.89%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 25,479	$ 23,962	$ 21,972	$ 5,501	$ 3,688
Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.51%	1.63%	1.72%	2.26%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.73%	1.21%	1.40%	1.65%
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.99%	1.59%	1.88%	2.67%
Portfolio Turnover	49%	52%	43%	27%	47%

(a) On June 1, 2015 Class N shares were redesignated and reissued as Class A shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

CLASS I (FORMERLY CLASS C)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2017(a)	10/31/2016	10/31/2015	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year	$ 10.51	$ 10.40	$ 10.55	$ 10.31	$ 10.46

Income From Investment Operations:
Net Investment Income *	0.15	0.13	0.11	0.13	0.20
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.02)	0.02	(0.08)	0.24	(0.18)
Total from Investment Operations	0.13	0.15	0.03	0.37	0.02

Distributions:
From Net Investment Income	(0.01)	(0.04)	(0.16)	(0.13)	(0.15)
From Net Realized Gain	-	-	(0.02)	-	(0.02)
Total from Distributions	(0.01)	(0.04)	(0.18)	(0.13)	(0.17)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.63	$ 10.51	$ 10.40	$ 10.55	$ 10.31

Total Return **	1.20%	1.41%	0.33%	3.57%	0.16%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 889	$ 1,141	$ 914	$ 603	$ 568
Before Waiver
Ratio of Expenses to Average Net Assets	1.97%	2.26%	2.41%	2.48%	2.49%
Ratio of Net Investment Income to Average Net Assets	1.08%	0.98%	0.63%	0.80%	1.40%
After Waiver
Ratio of Expenses to Average Net Assets	1.64%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.24%	1.04%	1.28%	1.90%
Portfolio Turnover	49%	52%	43%	27%	47%

(a) Effective May 30, 2017, Class C shares were reclassified Class I shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2017

1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006. The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  At year end, the Trust consisted of two funds: the Epiphany FFV Fund (“FFV Fund”) and the Epiphany FFV Strategic Income Fund (“Strategic Income Fund”) (each individually a “Fund” and collectively the “Funds”).  FFV Fund and Strategic Income Fund offered two classes of shares: Class A and Class I as of October 31, 2017.  Each class differs as to sales and redemption charges, and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Each of the Funds is a diversified Fund and has a separate investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital.  The investment objective of the Strategic Income Fund is to seek income.  Each Fund invests in securities issued by corporations that demonstrate a commitment to faith and family values as measured by the investment adviser’s FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The screening is consistent with the USCCB Socially Responsible Investment Guidelines and Standard of Biblically Responsible Investing. Business practices are screened in four major areas: Life and Family Exclusions, Social Justice, Environmental Record, and Corporate Governance Practices. The screening process first excludes companies with business activities that are prohibited in the life and family exclusions. Companies that pass the initial screening are then additionally scored to determine their impact on society.  The investment adviser to the Funds is Trinity Fiduciary Partners, LLC (the "Adviser"). The sub-adviser to the Strategic Income Fund is Dana Investment Advisors, Inc. (the “Sub-Adviser”).

On March 29, 2017, the Board of Trustees of Epiphany Funds (the "Board") voted to reclassify (the "Conversion") all outstanding Class C Shares of the FFV Fund and the Strategic Income Fund to Class I shares of each respective Fund to be effective on May 30, 2017 (the "Conversion Date").  On the Conversion Date, each Class C share was reclassified as a Class I shares equal in value to the Class C shares owned by that shareholder for the respective Fund.  The reinstated Class I shares have no front and or deferred sales charge (load).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.   The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services-Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Securities Valuations - All investments in securities are recorded at fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies, if any, are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Options Transactions - The Strategic Income Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Strategic Income Fund's portfolio and to generate income or gain for the Fund.  The ability of the Strategic Income Fund to successfully utilize options will depend on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Strategic Income Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk as part of its principal investment strategy.  No options transactions were entered into for the Strategic Income Fund during the year ended October 31, 2017.

Federal Income Tax - The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Trust also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2014-2016 returns and expected to be taken in the Funds’ 2017 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2017, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents - The Funds maintain their cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
FFV Fund	Quarterly	Annually
Strategic Income Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  When a security in a Fund distributes a non-cash dividend, the non-cash dividend is included in the Fund’s income and the cost basis of the security is adjusted accordingly.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1s.

Share Class Accounting - Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective class shares of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITIES VALUATIONS

Processes and Structure

The Trust’s Board of Trustees (the “Board”) has adopted methods for valuing securities and other derivative instruments, including in circumstances in which market quotes are not readily available, and has delegated authority to the Funds’ investment adviser to apply those methods in making fair value determination, subject to Board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Adviser and Sub-Adviser (as applicable) are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value.  The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts, limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (“Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed income securities (corporate bonds, structured notes and municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. government securities and foreign government bonds - U.S. government securities are normally valued using a similar model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. agency securities - U.S. agency securities comprise two main categories consisting of agency-issued debt and mortgage pass-throughs.  Agency-issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

The following is a summary of inputs used as of October 31, 2017 in valuing the Funds’ investments carried at value:

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

FFV Fund
Investments in Securities *	Level 1	Level 2	Level 3	Total

Common Stocks	$20,134,544	$ -	$ -	$20,134,544
Real Estate Investment Trusts	620,872	-	-	620,872
	$20,755,416	$ -	$ -	$20,755,416
Strategic Income Fund
Investments in Securities – Assets *	Level 1	Level 2	Level 3	Total

Common Stocks	$885,256	$ -	$ -	$885,256
Corporate Bonds	-	8,386,448	-	8,386,448
Limited Partnerships	72,002	-	-	72,002
Municipal Bonds	-	1,769,702	-	1,769,702
Preferred Securities	4,712,144	-	-	4,712,144
Real Estate Investment Trusts	72,991	-	-	72,991
U.S. Government Agencies and Obligations	-	8,805,515	-	8,805,515
Foreign Government Agencies and Obligations	-	564,988	-	564,988
Money Market Fund	1,163,296	-	-	1,163,296
	$6,905,689	$19,526,653	$ -	$26,432,342

* Industry classifications for the categories are detailed in the Schedule of Investments for each respective Fund.

The Funds did not hold any Level 3 assets during the year ended October 31, 2017.  There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2017, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
FFV Fund	$ 24,296,450	$34,473,538
Strategic Income Fund	13,039,971	12,647,425

5.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser.   Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Investment Advisory Agreement

The Adviser acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement") with the Trust.  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV Fund, and 0.50% of the average daily net assets of the Strategic Income Fund for the period November 1, 2016 through September 30, 2017.  Effective October 1, 2017, the FFV Fund’s Management Fee was lowered to 0.70% and the FFV Strategic Income Fund’s Management Fee was lowered to 0.45%.

FFV Fund

Management fees earned for the year ended October 31, 2017 were:
Class A	$136,131
Class I	$ 54,437
Total	$190,568
On October 31, 2017, $4,330 was due to the Adviser.

Strategic Income Fund

Management fees earned for the year ended October 31, 2017 were:
Class A	$ 125,718
Class I	$ 5,062
Total	$ 130,780
On October 31, 2017, $2,797 was due to the Adviser.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive, until at least May 31, 2018, a portion of its management fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by each Fund (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum for Class A and 1.25% per annum for Class I shares, respectively, of the FFV Fund, and 1.25% per annum for Class A and 1.00% per annum for Class I, respectively, of the Strategic Income Fund’s average daily net assets (the “Expense Limitation”).  Prior to the reclassification to Class I shares, the Expense Limitation for Class C shares was 2.25% and 2.00%, respectively for the FFV Fund and FFV Strategic Income Fund.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

During the year ended October 31, 2017, the Adviser waived fees or reimbursed expenses for the Funds as follows:

Fund

                       Waived Fees/Expense Reimbursements *

FFV Fund

$  80,961

Strategic Income Fund

$  87,099

* Includes waiver of all fees and expense reimbursements for the year ended October 31, 2017.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund's operating expenses are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the respective Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause a Fund's expenses to exceed the respective Expense Limitation (the lower of the Expense Limitation at the time of waiver or currently in effect).  The Adviser may seek reimbursement only for expenses or fees waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interest of a Fund and its shareholders.

As of October 31, 2017, the Adviser had the following waived expenses that may be recovered during the fiscal year indicated:

	October 31, 2018	October 31, 2019	October 31, 2020	Total
FFV Fund	$ 53,911	$ 51,068	$ 80,961	$ 185,940
FFV Strategic Income Fund	$ 83,083	$ 65,118	$ 87,099	$ 235,300

Administrative and Compliance

Pursuant to an Administration and Compliance Services Agreement (“Administration Agreement”) with the Trust, the Adviser provides administrative services to the Funds, and also provides a Chief Compliance Officer (“CCO”) to the Trust through September 30, 2017.  For the administrative services provided, each Fund pays the Adviser a fee at an annual rate of 0.06% of its average daily net assets, with a minimum yearly fee of $15,000, and a maximum fee of $100,000.  For compliance services provided, each Fund was charged an annual fee of $15,000, which increases to $20,000 when a Fund’s assets increase to above $50 million for the period November 1, 2016 through September 30, 2017.  Effective October 1, 2017, Empirical Administration, LLC (“Empirical”) will be providing CCO services to the Trust for $500 per month.  However, the Administration Agreement with the Adviser will continue.  In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing such services.  During the year ended October 31, 2017, administrative fees accrued under the Administration Agreement were $18,063 and $17,653, for the FFV Fund and Strategic Income Fund, respectively.  During the year ended October 31, 2017, compliance fees accrued to the Adviser were $10,990 and $10,990, for the FFV Fund and Strategic Income Fund,

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

respectively to the Adviser for the period November 1, 2016 through September 30, 2017.  For the period October 1, 2017 through October 31, 2017, Empirical fees earned $250 for each Fund.

12b-1 Distribution Plan

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provided that a monthly service and/or distribution fee is calculated at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C shares, respectively, of each Fund to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation may be provided regardless of 12b-1 expenses incurred.  Effective May 30, 2017 the Funds’ C Class shares were reclassified to Class I shares at which time the 12b-1 fees were eliminated.  Please refer to the Statement of Operations for expense breakout by Fund and Class.

Related Parties

Rafferty Capital Markets, LLC (the “Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement.  Class A shares are offered at NAV plus a front-end sales charge of up to 5.00%.  The front-end sales charge is determined by the amount of your investment and is reduced on purchases exceeding $50,000.  Class C shares were offered at NAV with no front-end sales charge until May 30, 2017.  If you sold your Class C shares within one year of purchase, the shares were subject to a 1.00% contingent deferred sales charge (“CDSC”).  The CDSC was deducted from the redemption proceeds.  The Distributor retains the fees in connection with the sales and redemptions of both Class A and Class C shares.  Effective May 30, 2017 Class C shares were redesignated to Class I shares and no longer charge CDSC fees.

The Adviser has contracted with a sub-adviser, Dana Investment Advisors, Inc. (“Dana”), to provide portfolio management to the Strategic Income Fund.  The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are $40,000,001 or greater.

Mutual Shareholder Services, LLC (“MSS” or “Transfer Agent” or “Fund Accounting Agent” or “Administrator”), provides the Funds with transfer agent and accounting services.  Bob Anastasi is an officer of the Trust, Treasurer, and is also the Vice President of MSS.  Brandon M. Pokersnik an employee of MSS and President of Empirical, now serves as the Trust’s Chief Compliance Officer (“CCO”) pursuant to a compliance services agreement effective October 1, 2017.  Please refer to the Prospectus and Statement of Additional Information for more information.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

6.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the respective Fund.  For the year ended October 31, 2017, there were $6,521 of redemption fees assessed by the FFV Fund, and $8,990 of redemption fees assessed by Strategic Income Fund.  For the year ended October 31, 2016, there were $579 of redemption fees assessed by the FFV Fund, and $475 of redemption fees assessed by Strategic Income Fund.  The redemption fees are included in paid in capital of each Fund, and is reported on the Statements of Changes in Net Assets.

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended October 31, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 142,875	$377,224	$ 520,099
FFV Strategic Income Fund	$ 467,704	$ -	$ 467,704

The tax character of distributions for the year ended October 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
FFV Fund	$ 86,676	$ 1,549,653	$ 42,168	$ 1,678,497
Strategic Income Fund	$468,225	$ -	$ -	$ 468,225

8. TAX MATTERS

 As of October 31, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities of each Fund were as follows:

                       FFV Fund

        Strategic Income Fund

Federal tax cost of investments,

   including short-term investments *            $17,687,562

$ 26,190,426

Gross tax appreciation of investments

         $3,562,737

$      456,707

Gross tax depreciation of investments                (494,883)

       (214,791)

Net tax appreciation of investments

         $3,067,854

 $      241,916

Each Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2017, the following represents the tax basis capital gains and losses and undistributed ordinary income:

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

                FFV Fund       Strategic Income Fund

Undistributed Long-Term Capital Gain

$1,536,271

$     42,729

Undistributed Ordinary Income

  1,461,442

       44,782

Net unrealized appreciation of Investments

  3,067,854

     241,916

    Total Distributable Earnings

$6,065,567

$   329,427

* The difference between the book cost and tax cost of investments represents disallowed wash sales, and partnership adjustments on distributions received for tax purposes, if applicable.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year.  Neither Fund elected to defer any capital losses or net ordinary losses for the fiscal year ended October 31, 2017.  The Strategic Income Fund utilized $34,778 and $143,056 of short-term and long-term capital loss carry-forwards respectively, during the fiscal year ended October 31, 2017.

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales and treatment of partnership distributions. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of October 31, 2017, , Charles Schwab & Company, Inc., for the benefit of others, in aggregate, owned approximately 44% of the FFV Fund, and may be deemed to control the Fund.  As of October 31, 2017, Charles Schwab & Company, Inc., for the benefit of others, in aggregate, owned approximately 54% of the Strategic Income Fund, and may be deemed to control the Fund.

10. SUBSEQUENT EVENTS

On November 17, 2017, the Strategic Income Fund paid shareholders of record at November 16, 2017, a net investment income distribution of $38,545, equivalent to $0.01549 per share to Class A shareholders.  Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

11.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund (“FFV Fund”), and the Epiphany FFV Strategic Income  Fund (“Strategic Income Fund”) collectively the Funds, each a series of The Epiphany Funds, including the schedules of investments, as of October 31, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Epiphany FFV Fund and Epiphany FFV Strategic Income  Fund, collectively the Funds, each a series of The Epiphany Funds, as of October 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 20, 2017

EPIPHANY FUNDS

EXPENSE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Fund(s), you incur two types of costs; (1) transaction costs, including sales charges and redemption fees, and (2) ongoing costs which consist of management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Epiphany FFV Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2017	October 31, 2017	May 1, 2017 to October 31, 2017

Actual	$1,000.00	$1,107.14	$7.97
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, after waiver, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

Epiphany FFV Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2017	October 31, 2017	May 1, 2017 to October 31, 2017

Actual	$1,000.00	$1,107.24	$7.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$7.07

* Expenses are equal to the Fund's current annualized expense ratio of 1.39%, after waiver, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2017	October 31, 2017	May 1, 2017 to October 31, 2017

Actual	$1,000.00	$1,011.52	$6.34
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, after waiver, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2017	October 31, 2017	May 1, 2017 to October 31, 2017

Actual	$1,000.00	$1,011.42	$6.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.21	$6.06

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, after waiver, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2017 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell WhitneySmith Company 301 Commerce St., Suite 1950 Fort Worth, TX 76102 Age: 70	Trustee	Indefinite/ Dec. 2006- present	Executive Recruiter, Whitney Smith Company, since 2014. Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., (1988-2013)	2	Advisory Board, BBVA Compass Fort Worth, Board Member, Mitchell & Moronesco Insurance Services, until 2015.
William Reichenstein Baylor University Hankamer School of Business Waco, TX76798 Age: 65	Trustee	Indefinite/ Dec. 2006 - present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008. Principal, Social Security Solutions, Inc., since 2008	2	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX76109 Age: 76	Trustee	Indefinite/ June 2009 - present	Retired	2	Independent Trustee, Guggenheim Mutual Funds.

1The “Fund Complex” consists of the Epiphany FFV Fund and the Epiphany FFV Strategic Income Fund.

EPIPHANY FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.The following table provides information regarding each Trustee and Officer who is an “interested person” of the Trust (as defined in the 1940 Act) and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 44	President, Chairman and Trustee	Indefinite/ Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005	2	None
Brandon Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Age: 39	Chief Compliance Officer	Indefinite/ October , 2017 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Bob Anastasi 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147 Age: 42	Treasurer	Indefinite / November 2015- present	Vice-President, Mutual Shareholder Services, LLC since 2002 - present. President, Bridge Mutual Fund Accounting Systems LLC, since 2008 - present.	N/A	None

1The “Fund Complex” consists of the Epiphany FFV Fund and the Epiphany FFV Strategic Income Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer of the Funds’ investment adviser.

The Independent Trustees were paid $30,812 for the year ended October 31, 2017.

The Funds Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2017 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

 Investment Advisory Agreement Renewal

In connection with a meeting held on September 20, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not interested persons of the Trust or interested persons to any investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Management Agreement”) between Trinity Fiduciary Partners, LLC (the “Adviser”) and the Trust, on behalf of the FFV Fund and the Strategic Income Fund (collectively, the “Funds”). In considering the Management Agreement, the Board reviewed, discussed, and considered written materials each that the Adviser had provided, as well as additional information presented at the Meeting, at which, representatives of the Adviser responded to questions from the Board.

In their consideration of the renewal of the Management Agreement for the Funds, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching their conclusions with respect to the agreements. Matters considered by the Board in connection with its renewal of the Management Agreement are:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy, strategies and implementation process. They noted the Adviser offers socially responsible investing

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(SRI) framed by key values of the Catholic Church and it screens potential investments for the Funds using its proprietary FFV Scorecard®. They further noted that the focus of the Adviser’s screening process is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment. The Trustees acknowledged that the Adviser reported that its screening process is consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines, while further noting that business practices are screened in four major areas: life and family exclusions, social justice, environmental record, and corporate governance practices, and companies that pass the initial screening are then additionally scored to determine their impact on society. The Trustees further considered that, over time, Trinity has modified the screening criteria to improve the quality of the data and increase the number of securities screened.  They noted that since 2011, the adviser had continued its expansion and branding effort and that its screening was used by Catholic institutions through IWP Capital, an associated company. They further noted that the adviser’s scorecard also appeals to Biblically Responsible Investors (BRI) giving the mutual fund a broad-based appeal and that the Funds are the only mutual funds that use this screening.  The Board expressed its satisfaction that the Adviser’s analyst team, including Sam Saladino, was available to answer questions related to the screening approach.  Furthermore, the Board noted their belief that Trinity thoughtfully considers every proxy notification as well as taking careful measure to ensure that all proxies are voted in-line with the FFV Scorecard®.  The Board noted that this is an important service for the shareholders of the Funds.  The Trustees noted they believe this commitment to socially responsible investing sets the Adviser apart from others in the marketplace.

The Board next discussed Adviser personnel who service the Funds. Ms. Borchers noted that a chart describing each key employee of the Adviser, their position, and the amount of time spent managing Fund activities was included in the Board Materials. Mr. Saladino reported that the Adviser has determined to add Dan Mulvey as a new portfolio manager to the FFV Strategic Income Fund, reminding the Trustees he is already a portfolio manager for the FFV Fund. The Trustees reviewed Mr. Mulvey’s experience in portfolio management, and Mr. Saladino explained that the Adviser and the FFV Funds expect this new portfolio manager will bring value to the Strategic Income Fund.

The Board reviewed and discussed with management the Adviser's Form ADV, its compliance policies and procedures manual, and its Code of Ethics. Ms. Fahy noted that there have been no recent changes to the Code of Ethics and Compliance Manual for the Board to review. The Trustees further discussed the personnel, operations, and policies of the firm with representatives of the Adviser. The Board noted there had been no deviations from the Funds’ investment objectives, strategies, or limitations since the last Management Agreement renewal. The Board reviewed a description of the organizational structure of the Adviser.   Mr. Saladino discussed other personnel changes at Trinity, including the departure of Elizabeth Fahy as CCO, at the end of September.  He discussed the options for replacement CCO with the Board.

The Board engaged in a lengthy discussion with the Mr. Saladino regarding the Adviser’s financial status and the financial statements prepared and reviewed by Sanville & Company. Mr. Saladino responded to questions from the Trustees regarding the accountant’s report. He further reported to the Board that the Adviser had no Securities and Exchange Commission (“SEC”) examinations or reviews during the past year. After further discussion, the Board, including the Independent Trustees, concluded that the Adviser has provided high quality

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

advisory services to the Funds, and that the nature and extent of services provided by the Adviser to each Fund were reasonable and consistent with the Board's expectations and they expect the Adviser can continue to provide the same level of service.

Performance. The Board reviewed performance information provided in the Board Materials relative to each Fund’s benchmark, a peer group of funds with similar investment strategies, and each Fund’s Morningstar category.

The Board discussed the FFV Fund Class A shares performance as of June 30, 2017 as presented in the 15(c) materials, noting that it slightly trailed its benchmark, peer group average, and Morningstar category average over the one year, five year, ten year, and since inception periods. They further noted that the Fund had produced positive returns for shareholders during all of the aforementioned periods. They considered that the Fund is provided for socially conscious investing, and as such investors may be willing to forego higher returns to invest responsibly.  The Board discussed the need to concentrate on longer-term returns and relative returns in evaluating the Fund.  They noted that for a 10-year period ending September 15, 2017, EPVNX, Epiphany Fund A, has underperformed the S&P 500 by 1.71% per year and underperformed the Morningstar Category by 0.83% per year.  This Fund began a little over 10 years ago.  Given its 1.50% expense ratio plus reasonable transaction costs, this Fund’s gross 10-year return has been slightly above that of the S&P 500 and similar to that of the Category average fund’s gross return.  However, Epiphany Fund A’s suffered a difficult 2015, when it underperformed the S&P 500 by 9.27%,  Excluding that year, the Fund’s gross 10-year return has beaten that of the S&P 500 handily.  More important, the Epiphany Fund offers Catholics and those espousing Catholic virtues a US large-cap investment vehicle that has produced competitive returns while excluding firms that do not meet the Fund’s BRI criteria.  The Board concluded the Fund’s long term performance is acceptable.

The Board discussed the FFV Strategic Income Fund Class A shares performance as of June 30, 2017, for the one year, five year, ten year, and since inception, as well as the average returns of its peer group, its Morningstar category, and its index for the same time periods. The Board noted that the Fund outperformed its index but slightly underperformed both its peer group and Morningstar category averages for the one year period. They further noted that the Fund outperformed each of its comparative metrics for the 5 year and since inception periods and only slightly trailed its index for the three year period. They considered that the Fund is provided for socially conscious investing, and as such investors may be willing to forego higher returns to invest responsibly. The Board discussed the fact that as of September 17, 2017, Morningstar gives this fund (EPIAX) a 5-star rating, indicating that it is in the top 10% of all funds in its Morningstar Category.  For the five-year period – the longest available in Morningstar’s report – this Fund ranked in the top 9% of all funds in its Category, with net returns 0.82% higher than the Category average.  Since inception on July 28, 2010, the Fun’s net return is 3.05%, which is 0.45% above the return on the Fund’s benchmark – Barclay’s Aggregate bond index.  For the past five years since June 30, 2017, the Fund’s net returns have exceeded return on Barclay’s Aggregate Bond index by 0.43%.  Few funds can beat a bond index benchmark over long horizons because of the costs of managing a bond fund including trading costs and the relatively efficient nature of investment-grade or better bond markets.  The Trustees further noted that the considered Fund has a small equity exposure, which should allow it to slightly outperform its benchmark during strong bull markets, but underperform this index during bear markets.  The Board concluded the Fund’s long term performance is acceptable.

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ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

Fees and Expenses. The Board reviewed information in the Board Materials, which compared the expense ratio of each Fund to those of its peer group and the Morningstar category average.

The Trustees noted the FFV Strategic Income Fund’s current management  fee of 0.50% (before fee waiver), was the same as its peer group average. They further considered the Adviser’s proposal to reduce the Fund’s management fee to 0.45% as of October 1, 2017 and 0.35% once the average daily net assets are at $30,000,001. They noted the peer group fees ranged from 0.25% to 1.19%. The Trustees further noted that the Fund’s Morningstar category had an average advisory fee of 0.37%, with a range from 0.00% to 1.19%.

The Trustees discussed the average expense ratio of the FFV Strategic Income Fund, 1.25%, which they noted was slightly higher than its peer group average of 0.90%, but was within the range of expense ratios presented by the peer group. The Trustees considered that the size of the FFV Strategic Income Fund is small compared to the average size of the funds within its peer group and the Morningstar category and that economies of scale benefit a fund’s expense ratio. They further noted that the Adviser has maintained an expense limitation agreement such that the expense ratio is capped and further considered the value of the FFV screening the Adviser provides to the Fund.  The Board discussed the fact that the materials list five so-called peer funds, which had $105.2 million to $980 million in current assets versus the $23.5 million for the FFV Strategic Income Fund.  The smallest of the peer funds has an expense ratio of 1.29%, and more important, no other fund had the FFV screening, which is a feature that investors in this fund specifically seek.  That is, this Fund is for investors who want to do well and to have their money do good according to Catholic Bishops’ criteria.

The Trustees noted that the FFV Fund’s advisory fee is 0.75% (prior to fee waiver), was higher than its peer group average of 0.60%. They further considered the Adviser was proposing to reduce its Management Fee to 0.70% effective October 1, 2017, and to reduce it further to 0.60% once the Fund reaches average daily net assets of at least $30,000,001.  . The Board noted the range of peer group fees was between 0.02% and 1.09% and that the FFV Fund contractual advisory fee rate is well within the range. The Trustees noted that the Fund’s Morningstar category had an average advisory fee of 0.57%, with the range from 0.01% to 1.53%.

The Trustees also reviewed the average expense ratio of the FFV Fund compared to its peer group and Morningstar category, noting it was higher than its peer group and Morningstar averages, but within the range of both, and well below the high end of the Morningstar category, which is 4.60% with a low of 0.00%, and an average of 0.83%. In analyzing such comparisons, the Trustees noted that their Board Materials lists 32 so-called peers, but half of these have assets from $227 million to $15,533 million, while the FFV Fund has about $20.8 million in assets.  The 0.75% advisory fee places FFV Fund in the middle third of all funds.  However, its 1.50% expense ratio is high.  In 2017, Management converted the Class C shares to Class I, to reduce Shareholder expenses.  Management has lowered its management fee in connection with the current renewal.  The Board expects the Funds’ expenses are more in line with other funds that offer socially responsible investing.  The advisory fee and expense ratios for these funds are (0.90%, 1.23%) and (0.75%, 0.92%), but these true peer funds are at least 3 times larger in terms of assets.  They discussed with the Adviser the costs of such services, as compared to management fees charged to other adviser accounts and noted that the FFV

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

screening added some complexity to the services provided for the benefit of those shareholders seeking socially responsible investments.

In reviewing the Funds’ management fees and expense ratio, the Board considered that in each case the Adviser has agreed to lower the management fee, and extend the current operating expense limitation agreements to ensure that each Fund’s expense ratio is capped at an acceptable level. The Board carefully analyzed fees and expenses of both Funds and concluded that each Fund’s management fees are fair and reasonable.

Economies of Scale. The Trustees considered whether there are or will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any further economies of scale which may be passed along to shareholders. Given the size of the Funds, the Board concluded economies of scale are not relevant for consideration at this time, but noted that the Adviser has agreed to consider breakpoints in the future.

Profitability. The Trustees considered the profitability of the Adviser from advisory services provided, and overall profitability with respect to the Funds. Ms. Borchers noted that the Board Materials included a comprehensive profitability analysis provided by the Adviser. They noted the net profits related with respect to the FFV Strategic Income Fund for fiscal year 2016 was $2,531, while as of June 30, 2017 it is $33,178.  They considered the fact that the Fund is not currently profitable, but it has grown significantly since its inception. With respect to the FFV Fund, profits for the six months ending June 30, 2017 were discussed and the Trustees noted it has suffered losses in prior years, clearly this Fund’s profits have not been excessive.  The Board also considered the administrative and CCO services provided by the Adviser to the Funds for a separate fee. The Board acknowledged that the Adviser is not yet profitable with respect to the FFV Strategic Income Fund, but has demonstrated slight profitability with regard to the FFV Fund. They further noted that the Adviser continues to waive fees and/or reimburse expenses for both Funds. The Board discussed the profitability analysis with the Adviser’s representatives in detail and the representatives responded to questions from the Trustees and Fund counsel. The Board further discussed differences between 2016 and 2017 profitability analysis presented in the 15(c) materials. The Board discussed services provided under the administration and compliance services agreement with the Trust, the use of soft dollars, and the Adviser’s profitability or other benefits with respect to such services.  Mr. Saladino noted that with the departure of the current CCO, the Compliance services provided by the Trust will terminate.  After further discussion, the Board concluded that the Adviser had adequate resources to fulfill its responsibilities to each of the Funds, but the Adviser is not excessively profitable with respect to either Fund.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the renewal of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that with respect to each Fund, the nature, extent, and quality of services provided by the Adviser were acceptable, that the advisory fee is reasonable, and that renewal of the Management Agreement on behalf of the FFV Fund and FFV Strategic Income Fund for an additional term of one year is in the best interests of the Trust and the shareholders of each respective Fund.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

INVESTMENT ADVISER

Trinity Fiduciary Partners LLC

200 N. Mesquite Street, Suite 205

Arlington, TX 76010

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA  19001

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received a Fund’s prospectus which contains information about each Fund’s management fees and expenses. Please read the prospectus carefully before investing.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of trustees of The Epiphany Funds has determined that The Epiphany Funds do not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

experience provided by each member of the audit committee collectively offers the Funds adequate oversight by its audit committee given the Funds’ level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2017

$ 21,000

FY 2016

$ 25,000

(b)

Audit-Related Fees

Registrant

FY2017

$ 0

FY2016

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2017

$ 4,800

FY 2016

$ 6,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant, and therefore has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of regulation S-X.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Adviser

Registrant

FYE 10/31/2017

N/A

$4,800

FYE 10/31/2016

N/A

$6,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

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ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

EPIPHANY FUNDS

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 3, 2018

By (Signature and Title)

*

/s/Bob Anastasi

Bob Anastasi, Treasurer

Date: January 3, 2018

* Print the name and title of each signing officer under his or her signature.